EAGLE BANCORP, INC.

Investor Presentation

June, 2015

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth-oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 22 branches [(1)]
- Commercially-oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest and most profitable bank headquartered and operating in the state of Maryland

NOTE: (1) Ballston branch expected to close in 2015. Financial data at March 31, 2015. Deposit market share data as of June 30, 2014 has been adjusted for all merger and acquisition activity.

Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Strong Net Interest Margin = 4.41%
- Clean Asset Quality: NPAs/Assets = 0.58%
- Low Charge-Off History: NCOs/Average Loans = 0.15%
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Consistent Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision
- Proven Ability to Evaluate and Execute Acquisitions

NOTE: Financial data at March 31, 2015.

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	28	17
Robert P. Pincus	Vice Chairman	42	7
Susan G. Riel	Sr. EVP & COO - EagleBank	39	17
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	44	10
Laurence E. Bensignor	EVP & General Counsel	5	5
Charles C. Brockett	EVP & Director of Operations	26	1
Michael T. Flynn	EVP & COO - Eagle Bancorp	44	11
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	30	4
Steve Reeder	EVP & Chief Deposit Officer	20	2
Lindsey S. Rheaume	EVP & Chief C&I Lending Officer	30	1
Janice L. Williams	EVP & Chief Credit Officer	21	12

Summary Statistics

Total Assets:	**$5.5 billion**
Total Loans:	**$4.4 billion**
Total Deposits:	**$4.6 billion**
Tangible Common Equity:	**$560.0 million (1)**
Tangible Book Value per Common Share:	**$16.82 (1)**
Shares Outstanding (at close March 31, 2015)	**33,303,467**
SBLF Preferred: (1% Dividend Rate, until January, 2016)	**$71.9 million**
Market Capitalization (at close May 29, 2015):	**$1.33 billion**
Insider Ownership:	**10.7%**
Institutional Ownership:	**64%**
Member of Russell 2000	**Yes**

NOTE: Data at March 31, 2015 unless otherwise noted. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

EagleBank Branch Locations



Loudoun County
Reston
I-270
Montgomery County
I-95
Bethesda
I-495
Prince George's County
Washington, DC
Tyson's Corner
Fairfax County
US 50
I-66
Merrifield
I-495
Arlington
Alexandria
I-495
I-95
N

Branch System

Virginia	10
Maryland	7
Washington, DC	5
Total	22

NOTE: Branch Totals as of March 31, 2015. Ballston Branch expected to close in 2015.

Deposit Market Share

(Dollars in thousands)

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2013 Balance	June 30, 2014 Balance	Annual Growth	2014 Market Share
1		Wells Fargo & Co.	124	$21,404,970	$22,746,582	6.3%	16.8%
2		Bank of America Corp.	111	17,440,485	20,398,034	17.0%	15.1%
3		Capital One Financial Corp.	134	20,049,961	20,189,216	0.7%	14.9%
4		SunTrust Banks Inc.	118	13,896,473	14,844,169	6.8%	11.0%
5		BB&T Corp.	108	8,638,808	9,159,238	6.0%	6.8%
6		PNC Financial Services Group Inc.	112	8,054,028	8,290,310	2.9%	6.1%
7		Citigroup Inc.	37	6,506,783	6,178,320	-5.0%	4.6%
8	**1**	**Eagle Bancorp Inc.**	**22**	**3,633,920**	**4,164,327**	**14.6%**	**3.1%**
9		United Bankshares Inc.	39	3,850,565	3,821,961	-0.7%	2.8%
10		HSBC Holdings Plc	12	3,270,777	3,334,324	0.8%	2.5%
11		M&T Bank Corp.	56	3,194,510	3,225,179	1.0%	2.4%
12	2	Cardinal Financial Corp.	27	2,189,683	2,213,272	1.1%	1.6%
13	3	Sandy Spring Bancorp Inc.	29	2,120,945	2,196,379	3.6%	1.6%
14		Toronto-Dominion Bank	36	1,754,303	2,173,212	23.9%	1.6%
15	4	Burke & Herbert Bank & Trust Co.	20	1,975,976	1,949,937	-1.3%	1.4%
16	5	WashingtonFirst Bankshares Inc.	14	1,023,329	1,094,151	6.9%	0.8%
17		Middleburg Financial Corp.	7	831,784	876,353	5.4%	0.6%
18	7	Bank of Georgetown	11	772,085	834,397	8.1%	0.6%
19	8	Access National Corp.	4	598,640	749,709	25.2%	0.6%
20	9	Congressional Bancshares Inc.	10	678,682	674,282	-0.6%	0.5%
		All Other Market Participants	111	6,285,670	6,288,862	0.1%	4.6%
		Market Total	**1,142**	**$128,172,377**	**$135,402,214**	**5.6%**	**100.0%**

Ranks 1–7 combined 2014 market share: 75.2%

NOTE: Washington, D.C. Metro Area defined as: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2014 and adjusted for all merger and acquisition activity.

Performance vs. Peer Group

Key Ratios (at or for the quarter ended March 31)	EGBN 1Q2013	EGBN 1Q2014	EGBN 1Q2015	Peer Group (1) 1Q2015
Net Interest Margin	4.20%	4.45%	**4.41%**	**3.74%**
Efficiency Ratio	48.56%	51.94%	**44.89%**	**56.01%**
NPAs + 90 Days Past Due/Total Assets	1.12%	1.19%	**0.58%**	**0.52%**
Allowance Loan Losses/Gross Loans	1.52%	1.37%	**1.07%**	**1.02%**
Reserve/NPLs (Coverage Ratio)	137.80%	115.67%	**244.12%**	**116.55%**
Net Charge-Offs to Average Loans (Annualized)	0.33%	0.11%	**0.15%**	**0.15%**
Tangible Common Equity/Tangible Assets (2)	9.08%	9.22%	**10.39%**	**8.65%**
Return on Average Assets	1.39%	1.36%	**1.49%**	**1.06%**
Return on Average Equity	15.29%	14.38%	**13.24%**	**10.52%**
Earnings Per Share (Diluted)	$0.44	$0.47	**$0.61**	**N/A**

NOTE: (1) Highly Valued Peer Group shown on page 30. Key ratios represent the Peer Group median value for the period shown. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

Consistent Balance Sheet Growth


Total Assets
Millions of Dollars
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 24.6%
Peer CAGR: 12.9%[1]
10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3[2] 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.
(2) Q3 2011 excludes the "settlement deposit."

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$19,418
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
Thousands of Dollars
EGBN Net Income CAGR: 44.3%
Peer CAGR: 10.5%[1]
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4
15Q1

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.

Net Interest Margin



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.45%
3.86%
4.48%
3.94%
4.45%
3.80%
4.42%
3.73%
4.41%
3.71%
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown.

Yields and Cost of Funds


Yield on Average Earning Assets
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.76%
4.17%
4.88%
4.13%
4.89%
4.06%
4.87%
4.06%
4.79%
4.01%
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
EGBN
Peer Group


Yield on Loans
5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
5.37%
4.92%
5.35%
4.91%
5.41%
4.86%
5.32%
4.82%
5.37%
4.60%
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
EGBN
Peer Group


Cost of Funds
0.50%
0.25%
0.00%
0.34%
0.43%
0.32%
0.42%
0.36%
0.41%
0.41%
0.41%
0.41%
0.37%
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown.
SOURCE: SNL Financial

Earnings per Share



EPS (Reported)
EPS (Operating)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
CAGR = 29.78%
$0.47
$0.47
$0.50
$0.48
$0.55
$0.52
$0.56
$0.49
$0.61
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1

NOTE: For Operating EPS in 2014, please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

Tangible Book Value per Share



CAGR = 24.68%
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$13.49
$14.12
$14.71
$14.56
$16.82
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

Consistent Increases in Operating Leverage



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR 27.7%
CAGR 19.5%
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Revenue ($000s)
Non-Int Expense ($000s)

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.
Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses.

Consistently Improving Efficiency Ratio


65%
60%
55%
50%
45%
40%
59%
52%
56%
47%
56%
49%
55%
46%
56%
45%
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
EGBN
Peer Group

Note: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown. (1) See Non-GAAP reconciliation on pages 31 - 32. (2) EGBN data for Q2, Q3, Q4 2014 on an operating basis, net of merger related expesnes.
Source: SNL Financial

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends

		Mar. 2014		Jun. 2014		Sep. 2014		Dec. 2014		**Mar. 2015**
Repricing Duration of Assets and Liabilities (months)										
Investments		50		49		49		49		**45**
Loans		26		26		26		27		**27**
Deposits		32		33		33		34		**33**
Borrowings		17		17		43		30		**45**
Interest Rate Shock Analysis										
SHORT TERM EFFECTS (dollars in thousands)										
Net Interest Income - Flat balance Sheet	$	150,320	$	160,149	$	163,756	$	202,091	**$**	**206,293**
Net Interest Income - + 100 basis point shock	$	146,451	$	155,518	$	160,097	$	197,675	**$**	**204,090**
Percentage Change		-2.6%		-2.9%		-2.2%		-2.2%		**-1.1%**
Net Interest Income - + 200 basis point shock	$	147,301	$	156,090	$	161,663	$	199,613	**$**	**208,193**
Percentage Change		-2.0%		-2.5%		-1.3%		-1.2%		**0.9%**
Net Interest Income - + 300 basis point shock	$	150,319	$	158,846	$	165,031	$	203,701	**$**	**214,542**
Percentage Change		0.0%		-0.8%		0.8%		0.8%		**4.0%**
Net Interest Income - + 400 basis point shock	$	153,261	$	161,283	$	168,060	$	207,441	**$**	**220,909**
Percentage Change		2.0%		0.7%		2.6%		2.6%		**7.1%**
Net Interest Income - - 100 basis point shock	$	146,060	$	155,965	$	159,402	$	200,680	**$**	**204,502**
Percentage Change		-2.8%		-2.6%		-2.7%		-0.7%		**-0.9%**
Net Interest Income - - 200 basis point shock	$	142,002	$	152,313	$	155,134	$	196,217	**$**	**201,101**
Percentage Change		-5.5%		-4.9%		-5.3%		-2.9%		**-2.5%**

- Both assets and liabilities remain short with repricing durations at 27 months on loans and 33 months on deposits
- Largely as a result of the floors on loans, a 100 bps shock increase would decrease Net Interest Income by about $2.2 million or -1.1% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report

Deposit Composition and Growth

(Dollar Values in Thousands)	As of March 31, 2014		As of December 31, 2014		As of March 31, 2015		Annual Growth Rate
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing	$ 886,623	27.1%	$ 1,175,799	27.3%	$ 1,196,165	26.1%	34.9%
Interest Bearing Transaction	106,645	3.3%	143,628	3.3%	178,291	3.9%	67.2%
Core Savings & Money Market (1)	1,654,472	50.5%	1,985,724	46.1%	2,045,712	44.6%	23.6%
Core CD's (1)	244,875	7.5%	501,743	11.6%	526,923	11.5%	115.2%
Wholesale Money Market	206,883	6.3%	316,877	7.4%	359,723	7.8%	73.9%
Wholesale CD's	174,191	5.3%	186,997	4.3%	277,551	6.1%	59.3%
Total Deposits	$ 3,273,689	100%	$ 4,310,768	100%	$ 4,584,365	100%	40.0%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Core deposits include CDAR's and ICS reciprocal deposits.

Balanced Loan and Deposit Growth



$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ in Billions
Mar-11
Jun-11
Sep-11 (1)
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Total Loans
Total Deposits

(1) Q3 2011 excludes the "settlement deposit."

Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$279,918	$75,370	$11,678	$155,028	$128,543	$19,906	$44,690	$57,169	$8,988	$781,290	17.6%
Prince George's	65,038	53,594	1,232	169,727	21,247	6,952	2,357	2,599	7,749	330,495	7.4%
Other MD	54,102	32,992	4,408	356,466	77,146	27,998	12,703	6,510	10,185	582,510	13.1%
Washington, DC	244,990	123,428	17,084	557,313	284,880	33,252	45,630	22,077	3,138	1,331,792	30.0%
Virginia											
Alexandria	17,351	8,043	-	29,871	15,347	-	808	2,567	2,224	76,211	1.7%
Arlington	16,222	523	-	21,391	32,258	-	1,255	2,175	1,549	75,373	1.7%
Fairfax	152,499	67,883	9,496	177,881	90,968	26,757	14,734	16,754	14,574	571,546	12.9%
Loudoun	38,276	58,177	-	22,231	22,369	-	2,359	4,072	9,660	157,144	3.5%
Prince William	9,057	17,419	-	74,125	3,951	5,703	281	1,682	8,524	120,742	2.7%
Other VA	22,193	45,644	5,660	107,841	36,001	11,738	1,711	2,538	29,251	262,577	5.9%
Other USA	34,068	9,930	-	67,610	9,936	7,061	21,343	2,400	2,865	155,213	3.5%
Total	$933,714	$493,003	$49,558	$1,739,484	$722,646	$139,367	$147,871	$120,543	$98,707	$4,444,893	100.0%
% of Total	21.0%	11.1%	1.1%	39.2%	16.3%	3.1%	3.3%	2.7%	2.2%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: At March 31, 2015

CRE Risk Management

- Executive & Board Level Oversight of Approval Process
- Disciplined Underwriting
- Proactive Portfolio Management
- Quarterly Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

Credit Quality Trends

(Dollars Values in Thousands)	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15
30-89 Days Past Due	$ 18,253	$ 8,794	$ 17,143	$ 10,465	$ 19,222	$ 12,401	$ 15,771	$ 17,655
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	23,507	27,546	24,702	36,326	22,507	29,343	22,443	19,572
Total Nonperforming Loans (NPLs)	$ 23,507	$ 27,546	$ 24,702	$ 36,326	$ 22,507	$ 29,343	$ 22,443	$ 19,572
Other Real Estate Owned (OREO)	12,213	11,285	9,225	8,809	8,843	8,623	13,224	12,338
Total Nonperforming Assets	$ 35,720	$ 38,831	$ 33,927	$ 45,135	$ 31,350	$ 37,966	$ 35,667	$ 31,910
Performing Restructured Loans (TDRs)	14,795	9,978	7,944	7,937	7,906	7,877	13,502	13,439
NPAs/Assets	1.05%	1.11%	0.90%	1.19%	0.80%	0.91%	0.68%	0.58%
NPAs+TDRs/Assets	1.48%	1.39%	1.11%	1.40%	1.00%	1.10%	0.94%	0.82%
Reserves	$ 39,640	$ 39,687	$ 40,921	$ 42,018	$ 43,552	$ 44,954	$ 46,075	$ 47,779
Reserves/Loans	1.47%	1.42%	1.39%	1.37%	1.33%	1.31%	1.07%	1.07%
Reserves/NPLs (Coverage Ratio)	168.63%	144.08%	165.66%	115.67%	193.50%	153.20%	205.30%	244.12%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.24%	0.20%	0.18%	0.11%	0.20%	0.09%	0.26%	0.15%

Consistent Asset Quality

Total Loans ($mms)



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Total Loans ($)
NPA's (%)
Charge Offs (%)

(Dollar Values in Thousands)

Year	Loan Growth	NPAs/ Assets	Average Charge-Offs
2010	$276,189	1.53%	0.35%
2011	$380,756	1.27%	0.32%
2012	$436,839	1.06%	0.37%
2013	$452,063	0.90%	0.23%
2014	$1,367,241	0.68%	0.17%
2015 YTD	$132,494	0.58%	0.15%

Net Charge-Off History for the periods ended December 31, 2014

Loan Type	EGBN 2 Year Avg.	EGBN 3 Year Avg.
Income Producing CRE	0.03%	0.06%
Owner Occupied CRE	0.11%	0.12%
Construction and Land	0.34%	0.41%
Commercial & Industrial	0.42%	0.48%

Capital Strength

(Dollars Values in Thousands)

	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Total Assets	$ 3,771,503	$ 3,803,952	$ 3,914,444	$ 4,169,181	$ 5,247,880	$ 5,500,340
Total Stockholders Equity	$ 393,863	$ 410,382	$ 426,821	$ 442,614	$ 620,759	$ 741,530
Total Common Stockholders Equity	$ 337,263	$ 353,782	$ 370,221	$ 386,014	$ 548,859	$ 669,630
Tier 1 Leverage Ratio	10.93%	10.83%	10.89%	10.70%	10.69%	12.19%
Tier 1 Risk Based Capital Ratio	11.53%	11.57%	11.29%	11.26%	10.39%	11.71%
Total Risk Based Capital Ratio	13.01%	13.04%	12.71%	14.48%	12.97%	13.90%
Common Equity Tier 1 (CET1) Ratio	9.86%	9.95%	9.76%	9.80%	8.92%	10.37%
Tangible Common Equity Ratio (1)	8.86%	9.22%	9.38%	9.19%	8.54%	10.39%

- $100 million of Common Equity raised through an underwritten offering in March 2015
- $15.3 million of SBLF Preferred Stock assumed in October 2014. Dividend Rate is 1.0%
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012
- $56.6 million of SBLF Preferred Stock placed in July 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December 2009.

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation in the appendices on pages 31 - 32.

Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers

- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined committee approval and review process
  - Periodic loan and portfolio stress testing
  - Proactive identification and resolution of problem credits

- Built and preserved a strong capital position and balance sheet
  - Nine capital raising events since August 2008
  - 25 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position

Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Comprehensive Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well designed, incentive based compensation plans
  - Stability of staff, Turnover rate 11.5% as compared to peer average 23.7%

EagleBank Growth Strategy

- Continue Integration of Virginia Heritage Bank Acquisition
- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
- Emphasis on Organic Growth
  - Only 3.1% deposit market share in DC Metro Area after Virginia Heritage Bank acquisition
  - Significant opportunities to expand relationships, particularly in Northern Virginia
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - Residential mortgage origination, SBA guaranteed loans, treasury management services, insurance

EGBN Stock Price Performance


Total Return Performance
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
5/29/2010
5/29/2011
5/29/2012
5/29/2013
5/29/2014
5/29/2015
Eagle Bancorp, Inc.
NASDAQ Bank Index
NASDAQ Stock Market Index - (U.S. Companies)
S&P 500

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**24.5%**	**172.9%**	**235.9%**
NASDAQ Bank Stock Index	10.0%	57.6%	51.3%
NASDAQ Stock Market Index	19.5%	79.3%	124.6%
S & P 500 Index	9.6%	60.8%	93.4%

SOURCE: SNL Financial, Chart and calculations as of close of trading on May 29, 2015

Appendices

Highly Valued Peer Group

Financial Data as of or for the Period Ending March 31, 2015
Pricing Data as of April 28, 2015

				Capital Position			LTM Profitability				Asset Quality				Valuation						
															Price/						
Company	City, State	Ticker	Total Assets ($mm)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	ROAA (%)	ROACE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	LLR/ Gross Loans (%)	LLR/ NPLs (%)	NPAs[1]/ Total Assets (%)	NCOs/ Avg. Loans (%)	Tang. Book Value (%)	LTM EPS (x)	2015 Est. EPS (x)	2016 Est. EPS (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)
Community Bank System Inc.	De Witt, NY	CBU	7,576	8.73	10.15	18.75	1.23	9.4	3.89	57.9	1.07	189.5	0.30	0.14	219	16.2	16.1	15.6	3.4	53.4	1,458
Sterling Bancorp[2]	Montebello, NY	STL	7,425	7.76	8.21	11.22	0.80	6.0	3.65	56.5	0.87	67.1	0.70	0.15	203	19.0	14.8	12.8	2.1	40.6	1,197
Home BancShares Inc.	Conway, AR	HOMB	7,514	9.71	10.31	13.51	1.64	12.2	5.23	41.0	1.11	106.6	0.57	0.20	333	19.7	17.2	15.6	1.5	23.0	2,315
CVB Financial Corp.	Ontario, CA	CVBF	7,443	11.13	10.86	18.24	1.25	10.6	3.58	43.8	1.63	88.8	0.40	(0.02)	207	18.6	17.4	15.1	3.0	48.8	1,700
Park National Corp.	Newark, OH	PRK	7,304	8.78	9.17	15.03	1.19	12.0	3.52	61.7	1.15	49.2	1.67	0.03	206	15.7	16.6	15.6	4.4	69.4	1,311
Boston Private Financial	Boston, MA	BPFH	6,870	7.03	9.50	14.00	1.12	10.4	2.99	68.0	1.46	110.7	0.48	(0.16)	225	16.1	15.7	14.5	2.8	40.7	1,084
Bank of the Ozarks Inc.	Little Rock, AR	OZRK	8,303	12.56	12.92	12.47	2.02	15.0	5.50	39.9	0.85	377.4	0.87	0.16	337	24.3	19.5	17.0	1.4	29.9	3,454
Independent Bank Corp.	Rockland, MA	INDB	6,911	7.73	9.52	13.15	0.87	8.7	3.44	63.2	1.01	83.8	0.61	0.09	212	18.2	15.8	14.5	2.5	42.4	1,100
WesBanco Inc.	Wheeling, WV	WSBC	8,233	7.73	10.62	14.92	1.02	8.1	3.60	58.7	0.91	88.4	0.58	0.17	207	14.6	13.1	11.9	2.8	40.1	1,248
Pinnacle Financial Partners	Nashville, TN	PNFP	6,314	9.53	10.40	12.10	1.30	9.7	3.70	54.5	1.42	258.3	0.40	0.11	298	21.9	19.1	16.2	1.0	16.7	1,696
First Financial Bankshares	Abilene, TX	FFIN	6,025	10.30	9.85	17.35	1.63	13.8	4.15	48.1	1.29	197.9	0.33	0.03	313	21.1	19.3	17.6	2.1	39.7	1,910
Renasant Corp.	Tupelo, MS	RNST	5,882	8.09	9.75	13.50	1.06	8.7	4.12	62.2	1.04	122.4	1.05	0.30	227	15.9	14.6	12.6	2.2	35.2	968
Tompkins Financial Corporation	Ithaca, NY	TMP	5,358	7.57	8.85	13.37	1.02	10.5	3.53	64.5	0.86	146.8	0.46	0.01	203	15.5	15.4	14.9	3.1	47.1	808
BofI Holding Inc.[3]	San Diego, CA	BOFI	5,195	8.57	8.84	15.71	1.56	18.2	3.93	34.4	0.52	65.5	0.69	0.03	309	20.1	18.0	14.0	NA	0.0	1,386
Westamerica Bancorp.	San Rafael, CA	WABC	5,036	8.01	7.95	14.54	1.20	11.5	3.59	51.0	1.85	142.2	0.44	0.16	288	19.1	19.2	18.8	3.4	65.8	1,129
S&T Bancorp Inc.	Indiana, PA	STBA	5,971	8.98	10.06	11.86	1.15	9.2	3.49	57.6	1.03	88.2	0.33	0.03	196	15.0	14.4	12.5	2.6	37.2	982
Simmons First National Corp.	Pine Bluff, AR	SFNC	7,818	8.09	13.34	16.25	0.83	7.7	4.37	67.1	0.65	176.5	1.29	0.19	218	19.8	14.0	12.7	2.1	39.9	1,317
Independent Bk Group Inc.	McKinney, TX	IBTX	4,258	7.10	7.78	11.51	0.87	6.9	4.16	55.5	0.61	192.0	0.20	0.01	235	19.6	14.8	12.4	0.8	13.0	671
ServisFirst Bancshares Inc.	Birmingham, AL	SFBS	4,393	8.75	10.06	13.09	1.37	15.2	3.68	39.5	1.03	224.5	0.39	0.15	236	17.1	15.4	13.1	0.7	10.1	906
Ameris Bancorp	Moultrie, GA	ABCB	4,153	10.26	8.94	13.42	1.03	10.9	4.54	66.7	0.74	39.2	2.03	0.21	194	17.4	13.8	10.6	0.8	13.7	819
Washington Trust Bancorp Inc.	Westerly, RI	WASH	3,603	8.22	9.21	12.87	1.24	12.2	3.24	57.2	0.95	103.0	0.48	0.03	218	15.1	14.6	13.9	3.6	50.6	634
City Holding Co.	Charleston, WV	CHCO	3,553	9.60	10.23	15.57	1.66	14.2	3.94	53.8	0.77	52.7	0.70	0.17	217	13.0	14.7	14.5	3.5	44.0	726
Southside Bancshares Inc.[3]	Tyler, TX	SBSI	4,807	6.91	11.35	16.69	0.60	7.2	3.77	55.4	0.61	133.3	0.13	1.43	218	27.0	13.7	12.8	3.1	87.2	709
Square 1 Financial Inc.	Durham, NC	SQBK	3,337	9.54	9.61	12.78	1.18	11.8	4.03	49.6	1.67	132.9	0.56	0.75	242	22.5	20.3	16.7	NA	0.0	682
		High	8,303	12.56	13.34	18.75	2.02	18.2	5.50	68.0	1.85	377.4	2.03	1.43	337	27.0	20.3	18.8	4.4	87.2	3,454
		Low	3,337	6.91	7.78	11.22	0.60	6.0	2.99	34.4	0.52	39.2	0.13	(0.16)	194	13.0	13.1	10.6	0.7	0.0	634
		Mean	5,970	8.78	9.90	14.25	1.20	10.8	3.90	54.5	1.05	134.9	0.65	0.18	240	18.4	16.1	14.4	2.4	37.0	1,259
		Median	5,998	8.65	9.80	13.51	1.18	10.6	3.74	56.0	1.02	116.5	0.52	0.15	219	18.4	15.6	14.5	2.5	40.0	1,115
Eagle Bancorp Inc	**Bethesda, MD**	**EGBN**	**5,500**	**8.54**	**12.19**	**13.90**	**1.40**	**14.4**	**4.49**	**46.2**	**1.07**	**205.3**	**0.58**	**0.17**	**224**	**18.0**	**16.4**	**14.9**	**0.0**	**0.0**	**1,257**
	Ranking out of 25:		**15**	**14**	**3**	**12**	**6**	**4**	**4**	**6**	**10**	**4**	**16**	**19**	**12**	**14**	**10**	**10**	**23**	**23**	**10**

NOTE: Peer Group includes all publicly-traded banks Nationwide with $2.5 billion to $7.5 billion in assets that trade at 200% of tangible book value or higher. Prior quarter or prior quarter LTM used when current data is unavailable. (1) Nonperforming assets are defined as nonaccrual loans, real estate owned and repossessed assets as a percent of total assets.
SOURCE: SNL Financial

Non-GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Three Months Ended March 31, 2015		Three Months Ended March 31, 2014	
Common shareholders' equity	$	669,630	$	353,782
Less: Intangible assets		(109,617)		(3,482)
Tangible common equity	$	560,013	$	350,300
Book value per common share	$	20.11	$	13.62
Less: Intangible book value per common share		(3.29)		(0.13)
Tangible book value per common share	$	16.82	$	13.49
Total assets	$	5,500,340	$	3,803,952
Less: Intangible assets		(109,617)		(3,482)
Tangible assets	$	5,390,723	$	3,800,470
Tangible common equity ratio		10.39%		9.22%

Non-GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information –Washington, DC MSA

- Population 6.2 Million
  - 5th largest market in the U.S.
- Employment 3.2 Million
  - 65,600 new jobs created in last year
  - Employment growth driven by private sector, over 180,000 new private sector jobs created over last four years
  - Unemployment rate of 4.3% vs. US average of 5.4% (April 2015)
- Gross Regional Product (GRP) $449 Billion
  - 5th largest regional economy in the U.S.
  - 24.0% growth in GRP over the last 9 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

SOURCE: Greater Washington Board of Trade Regional Report, Center for Regional Analysis, George Mason University

Greater Washington Economy

Total Federal Spending = 30% of GRP



Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%
Federal Procurement
16.3%

GRP Contribution by Sub-market



District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

Gross Regional Product $449 Billion

NOTE: Other includes Health Care/Education and Media
SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis

Loan Portfolio and Growth

(Dollar Values in Thousands)	As of March 31, 2014		As of December 31, 2014		As of March 31, 2015		Annual Growth Rate	Last 3 months (Annualized)
Loan Type								
	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 704,386	23.0%	$ 916,226	21.2%	$ 933,714	21.0%	32.6%	7.6%
Owner Occupied	320,994	10.5%	461,581	10.7%	493,003	11.1%	53.6%	27.2%
Owner Occupied-Const.	35,480	1.2%	58,032	1.3%	49,558	1.1%	39.7%	(58.4%)
Income Producing	1,196,406	38.9%	1,703,171	39.7%	1,739,484	39.2%	45.4%	8.5%
Construction	449,475	14.7%	655,013	15.2%	722,646	16.3%	60.8%	41.3%
Land	144,492	4.7%	138,420	3.2%	139,367	3.1%	(3.5%)	2.7%
Residential Mortgage	97,846	3.2%	148,018	3.4%	147,871	3.3%	51.1%	(0.4%)
Home Equity	108,838	3.6%	122,536	2.8%	120,543	2.7%	10.8%	(6.5%)
Other Consumer	6,058	0.2%	109,402	2.5%	98,707	2.2%	1529.4%	(39.1%)
Total Loans	$ 3,063,975	100.0%	$ 4,312,399	100.0%	$ 4,444,893	100.0%	45.1%	12.3%

Geographic Detail - Income Producing CRE

(Dollar Values in Thousands)

County	Redevel./ Retail	Office Condo	Multi-Family	Single & 1-4 Family	Hotel	Mixed Use	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$41,764	$27,310	$3,027	$20,429	$0	$35,923	$3,339	$23,236	$155,028	8.9%
Prince George's	42,057	27,361	15,666	10,269	19,926	9,781	28,486	16,181	169,727	9.8%
Other MD	146,300	55,078	-	27,567	50,905	16,813	19,124	40,679	356,466	20.5%
Washington, DC	81,119	62,121	167,787	55,452	34,404	22,635	197	133,598	557,313	32.0%
Virginia										
Alexandria	$3,874	$18,152	$0	$1,212	$0	$1,846	$4,787	$0	$29,871	1.7%
Arlington	0	1,833	6,510	6,981	0	2,500	0	3,567	21,391	1.2%
Fairfax	46,465	72,795	1,029	15,548	0	1,746	889	39,409	177,881	10.2%
Loudoun	6,403	1,446	0	2,365	0	0	400	11,617	22,231	1.3%
Prince William	24,411	11,302	0	960	0	8,990	3,978	24,484	74,125	4.3%
Other VA	31,488	24,346	13,140	6,371	2,213	115	247	29,921	107,841	6.2%
Other USA	16,889	13,379	0	9,068	8,358	300	2,273	17,343	67,610	3.9%
Total	$440,770	$315,123	$207,159	$156,222	$115,806	$100,649	$63,720	$340,035	$1,739,484	100.0%
% of Total	25.3%	18.1%	11.9%	9.0%	6.7%	5.8%	3.7%	19.5%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: At March 31, 2015

Geographic Detail – Construction

(Dollar Values in Thousands) County	Single & 1-4 Family	Office	Multi-Family	Residential Condo	Hotel	Redevel./ Retail	Mixed Use	Other	TOTAL	% of
Maryland										
Montgomery	$48,392	$59,476	$0	$3,160	$13,332	$0	$0	$4,183	$128,543	17.8%
Prince George's	2,404	0	0	0	0	7,936	0	10,907	21,247	2.9%
Other MD	6,265	0	19,197	0	33,066	6,354	1,648	10,616	77,146	10.7%
Washington, DC	58,528	3,784	80,685	62,836	15,354	19,839	39,299	4,555	284,880	39.4%
Virginia										
Alexandria	3,219	0	0	0	0	12,128	0	0	15,347	2.1%
Arlington	25,082	0	0	7,176	0	0	0	0	32,258	4.5%
Fairfax	62,406	21,475	576	0	0	665	5,846	0	90,968	12.6%
Loudoun	4,374	10,932	0	0	0	4,678	2,385	0	22,369	3.1%
Prince William	1,520	2,431	0	0	0	0	0	0	3,951	0.5%
Other VA	2,928	13,881	1,245	1,215	0	1,166	0	15,566	36,001	5.0%
Other USA	7,432	0	952	0	0	1,071	481	0	9,936	1.4%
Total	$222,550	$111,979	$102,655	$74,387	$61,752	$53,837	$49,659	$45,827	$722,646	100.0%
% of Total	30.9%	15.5%	14.2%	10.3%	8.5%	7.4%	6.9%	6.3%	100.1%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: At March 31, 2015

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	3/31/2014		3/31/2015	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$2,566	0.1%	$2,904	0.1%
2000 - Excellent	224,055	7.3%	270,810	6.1%
3000 - Good	1,292,491	42.1%	1,644,694	37.0%
4000 - Acceptable	1,047,556	34.2%	1,743,920	39.1%
5000 - Acceptable with Risk	372,177	12.1%	682,491	15.4%
6000 - Watch	47,943	1.6%	39,363	0.9%
7000 - Special Mention	19,941	0.7%	17,411	0.4%
8000 - Substandard	57,246	1.9%	43,300	1.0%
9000 - Doubtful	-	0.0%	-	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$3,063,975	**100.0%**	**$4,444,893**	**100.0%**


8000 - Substandard
1.0%
9000 - Doubtful
0.0%
9999 - Loss
0.0%
7000 - Special Mention
0.4%
1000 - Prime
0.1%
6000 - Watch
0.9%
2000 - Excellent
6.1%
5000 - Acceptable with Risk
15.4%
3000 - Good
37.0%
4000 - Acceptable
39.2%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	March 31, 2015				
US Government Agency Securities	$29,433	$686	$0	$30,119	9.0%
Mortgage Backed Securites - GSEs	233,127	2,183	1,159	234,151	71.1%
Municipal Bonds	65,109	3,737	49	68,797	19.8%
Other Equity Investments	396	68	-	464	0.1%
Total Securities	$328,065	$6,674	$1,208	$333,531	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2014				
US Government Agency Securities	29,434	500	40	29,894	7.8%
Mortgage Backed Securites - GSEs	241,120	1,716	2,516	240,320	63.8%
Municipal Bonds	106,983	4,850	121	111,712	28.3%
Other Equity Investments	396	21	-	417	0.1%
Total Securities	$ 377,933	$ 7,087	$ 2,677	$ 382,343	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	March 31, 2014				
US Government Agency Securities	$48,797	$687	$127	$49,357	12.6%
Mortgage Backed Securites - GSEs	232,001	1,292	4,682	228,611	59.7%
Municipal Bonds	107,434	3,136	1,165	109,405	27.6%
Other Equity Investments	396	21	-	417	0.1%
Total Securities	$388,628	$5,136	$5,974	$387,790	100.0%

- Portfolio has $5.5 million of net unrealized gains at March 31, 2015
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.8 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011, 2013 & 2014*

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Challenger" Bank 2015*
- *Honor Roll of Community Banks 2010-2013*

Independent Community Bankers of America

- *Ronald D. Paul named East Coast Region Community Banker of the Year 2014*

RAYMOND JAMES

- *Community Bankers Cup Award 2012 & 2013*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

Highly Regarded by Bank Rating Firms

FIRM	BANK RATING
KBRA KROLL BOND RATING AGENCY	BBB+
IDC Analyze the Future	283/300
BAUERFINANCIAL, INC	
VERIBANC Information with Integrity	Green - ***

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named "Community Banker of the Year" by the *American Banker* magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Served as DC Metro Regional Executive for Sovran Bank from 1986 to 1991. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. He was named Greater Washington Entrepreneur of the Year and was elected to the Washington Business Hall of Fame in 1998. Mr. Pincus is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc.

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

Charles C. Brockett, EVP & Director of Operations

Mr. Brockett joined EagleBank in October of 2014 though our merger with Virginia Heritage Bank where he had served as Chief Financial Officer since 2005 and Chief Operating Officer since 2010 and was also a Director. Prior to his tenure at Virginia Heritage Bank, Mr. Brocket was the Managing Partner of Enterprise Financial Consulting, a Northern Virginia based consulting firm. He had previously served in multiple management positions, including Chief Financial Officer, and on the Board of First Commercial Bank in Arlington, Virginia. Mr. Brockett is a CPA, licensed in the Commonwealth of Virginia.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.& EVP, EagleBank

Mr. Flynn has been with EagleBank for 10 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He previously served as President of EagleBank. He has over 40 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions in retail banking, commercial lending and private banking functions for Bank of America and predecessor companies in the Washington metropolitan area.

Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Experienced Management Team

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Steve Reeder, EVP, Chief Deposit Officer

Mr. Reeder, Executive Vice President and Chief Deposit Officer, joined EagleBank in February 2014. Previously, he held a similar leadership position at Virginia Commerce Bank for over eight years. Prior to that, Mr. Reeder was a Senior Vice President at BB&T in Northern Virginia, where, following its acquisition of First Virginia Bank, he had a combined 15 years of service. Mr. Reeder has over 26 years of experience in the banking industry in the Washington, DC metropolitan area.

Historical Balance Sheet

(Dollar Values in Thousands)	2010	2011	2012	2013	2014	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$58,114	$232,411	$339,334	$306,960	$256,025	16.8%	(16.6%)
Securities Available for Sale	237,576	324,053	310,514	389,405	404,903	10.5%	4.0%
Total Cash and Securities	295,690	556,464	649,848	696,365	660,928	12.7%	(5.1%)
Gross Loans HFI	1,675,500	2,056,256	2,493,095	2,945,158	4,312,399	25.2%	46.4%
Loan Loss Reserves	24,754	29,653	37,492	40,921	46,075	17.4%	12.6%
Loans Held for Sale	80,571	176,826	226,923	42,030	44,317	95.5%	5.4%
Total Net Loans	1,731,317	2,203,429	2,682,526	2,946,267	4,310,641	25.6%	46.3%
Real Estate Owned	6,701	3,225	5,299	9,225	13,224	21.0%	43.3%
Total Intangibles	4,035	3,966	3,642	3,276	109,626	91.7%	3246.3%
Total Servicing Rights	153	179	143	234	282	15.2%	20.5%
Other Assets	51,474	63,992	67,983	116,136	153,179	23.9%	31.9%
Total Assets	$2,089,370	$2,831,255	$3,409,441	$3,771,503	$5,247,880	23.8%	39.1%
Liabilities							
Deposits	$1,726,798	$2,392,095	$2,897,222	$3,225,414	$4,310,768	24.2%	33.7%
FHLB Borrowings	40,000	40,000	30,000	30,000	140,000	22.9%	366.7%
Repurchase Agreements	97,584	103,362	101,338	80,471	61,120	(7.6%)	(24.0%)
Subordinated Debt	9,300	9,300	9,300	9,300	79,300	53.5%	752.7%
Other Liabilities	10,972	19,787	21,605	32,455	35,933	39.4%	10.7%
Total Liabilities	1,884,654	2,564,544	3,059,465	3,377,640	4,627,121	23.4%	37.0%
Equity							
Preferred Equity	22,582	56,600	56,600	56,600	71,900	26.0%	27.0%
Common Equity	180,076	205,236	287,911	340,582	546,212	27.3%	60.4%
Net Unrealized Gain (Loss)	2,058	4,875	5,465	(3,319)	2,647	2.6%	(179.8%)
Total Stockholders Equity	204,716	266,711	349,976	393,863	620,759	26.9%	57.6%
Total Liabilities and Equity	$2,089,370	$2,831,255	$3,409,441	$3,771,503	$5,247,880	23.8%	39.1%
Balance Sheet Analysis (%)							
Total Gross Loans/Total Assets	80.19	72.63	73.12	78.09	82.17		
Loans/Deposits	97.03	85.96	86.05	91.31	100.04		
Reserves/Loans	1.48	1.44	1.50	1.39	1.07		
Annualized Growth Rates (%)							
Asset Growth Rate	15.72	35.51	20.42	33.21	53.92		
Gross Loans HFI	19.74	22.72	21.24	43.23	72.97		
Deposit Growth Rate	18.25	38.53	21.12	34.84	48.79		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Growth Rate 1Q2015 vs 1Q2014	Growth Rate 1Q2015 vs 4Q2014
Assets										
Cash and Equivalents (1)	$191,248	$220,379	$306,960	$230,951	$115,482	$208,356	$256,025	$415,661	80.0%	62.4%
Securities Available for Sale	346,999	367,076	389,405	398,389	389,616	393,125	404,903	350,324	(12.1%)	(13.5%)
Total Cash and Securities	538,247	587,455	696,365	629,340	505,098	601,481	660,928	765,985	21.7%	15.9%
Gross Loans HFI	2,691,358	2,796,840	2,945,158	3,063,975	3,279,429	3,432,548	4,312,399	4,444,893	45.1%	3.1%
Loan Loss Reserves	39,640	39,687	40,921	42,018	43,552	44,954	46,075	47,779	13.7%	3.7%
Loans Held for Sale	104,767	39,206	42,030	21,862	35,411	41,254	44,317	62,758	187.1%	41.6%
Total Net Loans	2,756,485	2,796,359	2,946,267	3,043,819	3,271,288	3,428,848	4,310,641	4,459,872	46.5%	3.5%
Real Estate Owned	12,213	11,285	9,225	8,809	8,843	8,623	13,224	12,338	40.1%	(6.7%)
Total Intangibles	3,457	3,367	3,276	3,196	3,118	3,041	109,626	109,320	3320.5%	(0.3%)
Total Servicing Rights	233	230	234	286	261	280	282	297	3.8%	5.3%
Other Assets	99,933	106,232	116,136	118,502	125,836	126,908	153,179	152,528	28.7%	(0.4%)
Total Assets	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	$5,247,880	$5,500,340	44.6%	4.8%
Liabilities										
Deposits (1)	$2,888,236	$2,984,059	$3,225,414	$3,273,689	$3,367,927	$3,533,850	$4,310,768	$4,584,365	40.0%	6.3%
FHLB Borrowings	30,000	30,000	30,000	30,000	30,000	30,000	140,000	0	(100.0%)	(100.0%)
Repurchase Agreements	97,327	82,266	80,471	66,437	60,646	58,957	61,120	58,589	(11.8%)	(4.1%)
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	79,300	79,300	79,300	752.7%	0.0%
Other Liabilities	16,315	17,203	32,455	14,144	19,750	24,460	35,933	36,556	158.5%	1.7%
Total Liabilities	3,041,178	3,122,828	3,377,640	3,393,570	3,487,623	3,726,567	4,627,121	4,758,810	40.2%	2.8%
Equity										
Preferred Equity	56,600	56,600	56,600	56,600	56,600	56,600	71,900	71,900	27.0%	0.0%
Common Equity	313,697	326,863	340,582	354,284	368,383	384,502	546,212	666,350	88.1%	22.0%
Net Unrealized Gain (Loss)	(907)	(1,363)	(3,319)	(502)	1,838	1,512	2,647	3,280	(753.4%)	23.9%
Total Stockholders Equity	369,390	382,100	393,863	410,382	426,821	442,614	620,759	741,530	80.7%	19.5%
Total Liabilities and Equity	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	$4,169,181	$5,247,880	$5,500,340	44.6%	4.8%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	78.91	79.80	78.09	80.55	83.78	82.33	82.17	80.81		
Loans/ Deposits	93.18	93.73	91.31	93.59	97.37	97.13	100.04	96.96		
Reserves/ Loans	1.47	1.42	1.39	1.37	1.33	1.31	1.07	1.07		
Annualized Growth Rates (%)										
Asset Growth Rate	0.07	3.72	10.62	3.44	7.58	14.02	39.15	19.24		
Gross Loans HFI	15.90	16.20	18.13	16.14	22.70	22.01	46.42	12.29		
Deposit Growth Rate	(0.62)	3.99	11.33	5.99	8.84	12.72	33.65	25.39		

(1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31-32.

Historical Income Statement

(Dollar Values in Thousands, except per share data)	2010	2011	2012	2013	2014	1 Year Growth Rate
Total Interest Income	$ 96,658	$ 119,124	$ 141,943	$ 157,294	$ 191,573	21.8%
Total Interest Expense	19,832	20,077	14,414	12,504	13,095	4.7%
Net Interest Income	76,826	99,047	127,529	144,790	178,478	23.3%
Loan Loss Provision	9,308	10,983	16,190	9,602	10,879	13.3%
Service Charges on Deposits	3,068	3,318	3,937	4,607	4,906	6.5%
Gain/Loss on Sale of Loans	2,836	6,057	13,942	14,578	6,886	(52.8%)
Gain/Loss on Sale of Securities	1,330	1,445	161	19	22	15.8%
BOLI Revenue	430	401	392	720	1,283	78.2%
Other Noninterest Income	1,578	2,280	2,932	4,792	5,248	9.5%
Total Noninterest Income	9,242	13,501	21,364	24,716	18,345	(25.8%)
Salaries and Employee Benefits	25,511	34,518	43,684	47,481	57,268	20.6%
Premises and Equipment Expenses	8,460	8,371	10,218	11,923	13,317	11.7%
Marketing and Advertising	1,058	1,626	1,759	1,686	1,999	18.6%
Data Processing	2,629	3,554	4,415	5,903	6,163	4.4%
Legal, Accounting and Professional Fees	2,987	3,974	4,253	3,449	3,439	(0.3%)
FDIC Insurance	2,692	2,195	2,089	2,263	2,333	3.1%
Merger Expenses	-	-	-	-	4,699	0.0%
Other Noninterest Expenses	7,668	9,038	10,113	11,874	10,510	(11.5%)
Total Noninterest Expense	51,005	63,276	76,531	84,579	99,728	17.9%
Net Income Before taxes	25,755	38,289	56,172	75,325	86,216	14.5%
Income taxes	9,098	13,731	20,883	28,318	31,958	12.9%
Net Income	16,657	24,558	35,289	47,007	54,258	15.4%
Preferred Dividends	1,299	1,511	566	566	614	8.5%
Net Income Available to Common	$ 15,358	$ 23,047	$ 34,723	$ 46,441	$ 53,644	15.5%
Earnings per Share - Diluted	$ 0.70	$ 1.04	$ 1.46	$ 1.76	$ 2.08	

Data for 2014 on an operating basis, net of merger related expenses

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Growth Rate 1Q2015 vs 1Q2014	Growth Rate 1Q2015 vs 4Q2014
Total Interest Income	$ 37,985	$ 39,724	$ 41,652	$ 42,837	$ 44,759	$ 47,886	$ 56,091	$ 59,465	38.8%	6.0%
Total Interest Expense	3,121	3,021	2,938	2,830	2,739	3,251	4,275	4,734	67.3%	10.7%
Net Interest Income	34,864	36,703	38,714	40,007	42,020	44,635	51,816	54,731	36.8%	5.6%
Loan Loss Provision	2,357	1,372	2,508	1,934	3,134	2,111	3,700	3,310	71.1%	(10.5%)
Service Charges on Deposits	951	1,115	1,256	1,192	1,219	1,227	1,268	1,333	11.8%	5.1%
Gain/Loss on Sale of Loans	4,768	2,938	1,223	1,843	1,021	1,822	2,200	3,587	94.6%	63.0%
Gain/Loss on Sale of Securities	-	-	(4)	8	2	-	12	2,164	26950.0%	17933.3%
Loss on early extinguishment of debt	-	-	-	-	-	-	-	(1,130)	0.0%	0.0%
BOLI Revenue	95	231	300	314	310	295	364	390	24.2%	7.1%
Other Noninterest Income	1,251	952	1,529	1,106	1,259	1,417	1,466	1,460	32.0%	(0.4%)
Total Noninterest Income	7,065	5,236	4,304	4,463	3,811	4,761	5,310	7,804	74.9%	47.0%
Salaries and Employee Benefits	11,335	12,187	12,759	13,608	13,015	14,942	15,703	15,706	15.4%	0.0%
Premises and Equipment Expenses	2,927	3,222	2,974	3,089	3,107	3,374	3,747	4,010	29.8%	7.0%
Marketing and Advertising	394	426	519	462	415	544	578	685	48.3%	18.5%
Data Processing	1,531	1,386	1,447	1,588	1,432	1,572	1,571	1,784	12.3%	13.6%
Legal, Accounting and Professional Fees	709	984	863	974	799	740	926	982	0.8%	6.0%
FDIC Insurance	614	584	483	544	563	573	653	771	41.7%	18.1%
Merger Expenses	-	-	-	-	576	885	3,239	111	0.0%	(96.6%)
Other Noninterest Expenses	3,175	2,884	2,479	2,833	2,228	2,513	2,935	4,024	42.0%	37.1%
Total Noninterest Expense	20,685	21,673	21,524	23,098	22,135	25,143	29,352	28,073	21.5%	(4.4%)
Net Income Before taxes	18,887	18,894	18,986	19,438	20,562	22,142	24,074	31,152	60.3%	29.4%
Income taxes	7,212	7,137	6,983	6,939	7,618	8,054	9,347	11,734	69.1%	25.5%
Net Income	11,675	11,757	12,003	12,499	12,944	14,088	14,727	19,418	55.4%	31.9%
Preferred Dividends	142	142	141	141	142	151	180	180	27.7%	0.0%
Net Income Available to Common	$ 11,533	$ 11,615	$ 11,862	$ 12,358	$ 12,802	$ 13,937	$ 14,547	$ 19,238	55.7%	32.2%
Earnings per Share - Diluted	$ 0.44	$ 0.44	$ 0.45	$ 0.47	$ 0.50	$ 0.55	$ 0.56	$ 0.61		

Data for Q2, Q3 and Q4 2014 on an operating basis, net of merger related expenses